United States
	SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549



Form 8-K



CURRENT REPORT




Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934

Commission File Number	10-3140



 Northern  States Power Company
(Exact name of registrant as specified in its charter)


Date of Report (Date of earliest event reported) 					December 13, 1994


                Wisconsin                     		 		39-0508315
(State or other jurisdiction of					    (I.R.S.Employer Identification No.)
 incorporation or organization)


100 North Barstow Street, Eau Claire, Wisconsin						        54702
(Address of principal executive officers)							          (Zip Code)


Registrant's telephone number, including area code        (715) 839-2621


None
________________________________________________________________
Former name, former address and former fiscal year, if changed since last report


Item 4.	Changes in Registrant's Certifying Accountant

	a.	On December 13, 1994, management of Northern States Power Company informed Deloitte & Touch LLP of a plan to recommend a change in independent accountants for 1995 at the special meeting of the Audit Committee of the Company's Board of Directors on December 19, 1994.

	b.	At the special meetings on December 19, 1994, the Audit Committee of the Company's Board of Directors recommended, and the Board approved, the appointment of the accounting firm of Price Waterhouse LLP as independent accountants for the Registrant for 1995. The change in independent accountants is subject to ratification by the Company's shareholders at the Annual Meeting on May 3, 1995.

	c.	On December 20, 1994, Company management informed Deloitte & Touche LLP that the firm would no longer be engaged as independent accountants for the Registrant and its subsidiaries after the completion of audit work for the fiscal year ended December 31, 1994.

	d.	During the two most recent fiscal years ended December 31, 1992 and 1993, and during subsequent interim periods through December 20, 1994, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

	e.	Deloitte & Touche LLP's reports on the Company's financial statements for the two most recent fiscal years ended December 31, 1992 and 1993 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope.  Their report for the fiscal year ended December 31, 1993 included a fourth paragraph which referred to changes in the Company's method of accounting for postretirement healthcare costs.

	f.	During the two most recent fiscal years ended December 31, 1992 and
    1993, and during subsequent interim periods through December 20, 1994, there were no reportable events (as defined in Commission Regulation S-K
    Item 304(a)(1)(v)).

	g.	The Registrant requested Deloitte & Touche LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of Deloitte & Touche LLP's letter dated December 20,
    1994, is filed as Exhibit 16 to this Form 8-K.

Item 7.	Financial Statements and Exhibits

	Exhibit No. 16 - Letter from Deloitte & Touche LLP dated December 20, 1994.
	SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


							NORTHERN STATES POWER COMPANY
									(Registrant)


Date:	December 19, 1994
						Kenneth J. Zagzebski
						Controller
						(Principal Accounting Officer)



Date:	December 19, 1994
						Neal A. Siikarla
      Treasurer
						(Principal Financial Officer)

EXHIBIT NO. 16  DELOITTE  & TOUCHE LETTER DATED DECEMBER 20, 1994






December 20, 1994



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of the Form 8-K of Northern States Power Company (Wisconsin) dated December 19, 1994.

Yours truly,



Deloitte & Touche LLP